                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 17, 2000
                                         --------------




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)


             Virginia                              0-25762                          54-1719855
-------------------------------                  -----------                    -------------------
(State or other jurisdiction of                  (Commission                      (IRS Employer
         incorporation)                          File Number)                   Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                  23060
--------------------------------------------------                               ----------
  (Address of principal executive offices)                                       (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.       OTHER EVENTS
              ------------

              The March 2000 monthly Certificateholder's Statements to investors were distributed April 17, 2000.



ITEM 7 (c).   EXHIBITS
              --------

              The following are filed as exhibits to this Report under Exhibit 20:

              1.  March Performance Summary

              2.  Series 1995-1 Class A and Class B Certificateholder's Statements
                    for the month of March 2000.

              3.  Series 1995-3 Class A and Class B Certificateholder's Statements
                    for the month of March 2000.

              4.  Series 1996-1 Class A and Class B Certificateholder's Statements
                    for the month of March 2000.

              5.  Series 1996-2 Class A and Class B Certificateholder's Statements
                    for the month of March 2000.

              6.  Series 1996-3 Class A and Class B Certificateholder's Statements
                    for the month of March 2000.

              7.  Series 1997-1 Class A and Class B Certificateholder's Statements
                    for the month of March 2000.

              8.  Series 1997-2 Class A and Class B Certificateholder's Statements
                    for the month of March 2000.

              9.  Series 1998-1 Class A and Class B Certificateholder's Statements
                    for the month of March 2000.

              10. Series 1998-3 Class A and Class B Certificateholder's Statements
                    for the month of March 2000.

              11. Series 1998-4 Class A and Class B Certificateholder's Statements
                    for the month of March 2000.

              12. Series 1999-1 Class A and Class B Certificateholder's Statements
                    for the month of March 2000

              13. Series 1999-2 Class A and Class B Certificateholder's Statements
                    for the month of March 2000

              14. Series 1999-3 Class A and Class B Certificateholder's Statements
                    for the month of March2000

              15. Series 2000-1 Class A and Class B Certificateholder's Statements
                    for the month of March 2000

              16. Trust Excess Spread Analysis

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CAPITAL ONE MASTER TRUST

                                         By: CAPITAL ONE BANK
                                             Servicer



                                         By: /s/ David Willey
                                             ---------------------------------
                                             David M. Willey
                                             Senior Vice President of Corporate
                                             Financial Management

Date:  April 17, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                            -------------------------



                                    EXHIBITS

                                       TO

                                    FORM 8-K




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                                     SEQUENTIALLY
EXHIBIT                                                                                              NUMBERED
NUMBER                    EXHIBITS                                                                   PAGE
------                    --------                                                                   ----
      1                   March Performance Summary                                                           07

      2                   Series 1995-1 Class A and Class B Certificate-
                          holder's Statements for the month of March 2000                                     09

      3                   Series 1995-3 Class A and Class B Certificate-
                          holder's Statements for the month of March 2000                                     11

      4                   Series 1996-1 Class A and Class B Certificate-
                          holder's Statements for the month of March 2000                                     13

      5                   Series 1996-2 Class A and Class B Certificate-
                          holder's Statements for the month of March 2000                                     15

      6                   Series 1996-3 Class A and Class B Certificate-
                          holder's Statements for the month of March 2000                                     17

      7                   Series 1997-1 Class A and Class B Certificate-
                          holder's Statements for the month of March 2000                                     19

      8                   Series 1997-2 Class A and Class B Certificate-
                          holder's Statements for the month of March 2000                                     21

      9                   Series 1998-1 Class A and Class B Certificate-
                          holder's Statements for the month of March 2000                                     24

      10                  Series 1998-3 Class A and Class B Certificate-
                          holder's Statements for the month of March 2000                                     27

      11                  Series 1998-4 Class A and Class B Certificate-
                          holder's Statements for the month of March 2000                                     30

      12                  Series 1999-1 Class A and Class B Certificate-
                          holder's Statements for the month of March 2000                                     32

      13                  Series 1999-2 Class A and Class B Certificate-
                          holder's Statements for the month of March 2000                                     34

      14                  Series 1999-3 Class A and Class B Certificate-

                          holder's Statements for the month of March 2000                                     36

      15                  Series 2000-1 Class A and Class B Certificate-
                          holder's Statements for the month of March 2000                                     38

      16                  Trust Excess Spread Analysis                                                        40